Exhibit 10.2

Iowa State University Research Park Corporation
2711 South Loop Drive, Suite 4050
Ames, Iowa 50010-8648

Memorandum of Agreement

DATE:        April 26, 2012

TO:        Nick Vahanian, President & CEO
NewLink Genetics Corporation
2503 S. Loop Drive, Suite 5100
Ames, IA 50010

FROM:    Steven T. Carter, President

RE:	ADDENDUM TO THE LEASE BETWEEN ISU RESEARCH PARK CORPORATION AND BIOPROTECTION SYSTEMS CORPORATION DATED AUGUST 22, 2005.

The following information constitutes additions to the Lease Agreement between ISU Research Park Corporation (Landlord) and BioProtection Systems Corporation (Tenant). Upon signatures of appropriate representatives of Landlord and Tenant affixed to this Memorandum, this Memorandum becomes a part of that Lease Agreement dated August 22, 2005.

Tenant has requested and Landlord agrees to lease Suites 3500- 3532 (±3,634 rentable square feet) and Suites 3901, 3902 & 3908 (±1,155 rsf) in the following manner:

Sq. Ft.        Sq. Ft.        Monthly    Monthly    Annual     Annual
Base        Operating    Base        Operating    Base     Operating
Term        Rents        Rents        Rents        Rents        Rents     Rents

Suites 3500- 3532 (containing ±3,634 rsf)
5/1/2012-
10/31/2012    $11.90        Actual        $3,603.72    Actual        $43,244.64    Actual

Suites 3901, 3902 & 3908 (containing ±1,155 rsf)
5/1/2012-
10/31/2012    $12.75        Actual        $1,227.19    Actual        $14,726.28    Actual

BioProtection Systems Corp.
Page Two
April 26, 2012

Tenant leases the space as is. Any modifications will be at the Tenant's sole expense. Landlord agrees to release Tenant from this lease obligation upon Tenant's move into another facility at the ISU Research Park. Subject to the terms of this Memorandum, Tenant agrees that all terms and conditions of the August 22, 2005 Lease and those described in this Memorandum shall remain in force.

Tenant continues to be responsible for their custodial services and the cost & maintenance for the fume hoods and plumbing in the labs & kitchen & the equipment in Rm 3531. This agreement does not preclude other tenants from using the equipment in Rm 3531. Gas & water usage, as well as utility costs for the HVAC system, will be prorated & invoiced monthly. Electricity is metered separately & is invoiced directly from the provider & Tenant is responsible for having the invoices redirected.

Please sign and return both originals to my office by April 30, 2012 if you concur with the above terms. We will then send a fully executed copy for your records.

AGREED
FOR                            FOR
BioProtection Systems Corp.                ISU Research Park Corporation

/s/ Carl Langren                    /s/ Steven T. Carter

VP Finance                        Director
Title                            Title
May 7, 2012                        May 7, 2012
Date                            Date